OBLIGATION UNDER FINANCE LEASE - Schedule of Long-Term Obligations Under Finance Leases (Details) $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 vessel	Dec. 31, 2020 tax_lease	Dec. 31, 2019 USD ($) vessel
Leases [Abstract]
Total obligation under finance lease	$ 124,550			$ 122,779
Less: current portion of obligation under finance lease	(2,521)			(1,990)
Non-current portion of obligation under finance lease	$ 122,029			$ 120,789
Number of leased shipping vessels		1	1	1